UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 13, 2007

BLACKHAWK CAPITAL GROUP BDC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	814-00678 (Commission File Number)	20-1031329 (IRS Employer Identification No.)

14 Wall Street, 11th Floor New York, New York (Address of principal executive offices)	10005 (Zip Code)

Registrant’s telephone number, including area code: (212) 566-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant's Business and Operations
Item 1.01  Entry into a Material Definitive Agreement

Blackhawk Capital Group BDC, Inc., a Delaware corporation (the "Blackhawk") entered into an amendment dated July 13, 2007 ("Amendment") of its agreement dated October 31, 2006 ("SMH Agreement") with SMH Capital, Inc. ("SMH"). Pursuant to the SMH Agreement, SMH is acting as placement agent for Blackhawk's $5,000,000 (maximum) Regulation E offering under the Securities Act of 1933, as amended ("Securities Act"). In return for SMH's services, under the terms of the SMH Agreement Blackhawk is to pay SMH a cash fee equal to nine percent (9%) of any securities placed by SMH (consisting of a two percent (2%) advisory fee and seven percent (7%) placement agent fee). Blackhawk must also reimburse SMH for its expenses. Pursuant to the Amendment, the parties agreed to revise the terms of the SMH Agreement as follows: (a) Blackhawk shall not be responsible for the payment of any fees (whether advisory fees or placement agent fees) to SMH for any securities placed by SMH between October 31, 2006 and July 16, 2007, and SMH expressly waives the right to receive such payment; (b) for securities placed by SMH during the period from July 17, 2007 until the earlier of the termination of the offering or the termination of the Agreement, Blackhawk will pay SMH a cash fee equal to 9.00% of the gross proceeds of any securities placed by SMH (consisting of a 2.00% advisory fee and a 7.00% placement agent fee); (c) no placement agent fee of 7.00% shall be payable by Blackhawk to SMH for (i) investors introduced to SMH by Blackhawk; (ii) securities purchased in the offering by Blackhawk's officers, directors, controlling stockholders or affiliates; and (iii) securities purchased in the offering by any investor identified by Blackhawk irrespective of whether such investor is introduced to SMH or not; (d) the 2.00% advisory fee shall be payable by Blackhawk to SMH for securities purchased by investors listed in category (c)(i) above; (e) SMH is not entitled to any fees (whether placement agent or advisory fees) on debt for equity conversions by Blackhawk's largest stockholder and affiliate, The Concorde Group, Inc.; (f) SMH's services pursuant to the Agreement are non-exclusive; (g) fees payable to SMH will be due at the last and final closing of the offering; and (h) Blackhawk shall not be responsible for paying any expenses of SMH, except for expenses in the amount of $2,300 incurred by SMH prior to July 16, 2007 which will be paid at the end of the offering upon delivery of valid receipts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKHAWK CAPITAL GROUP BDC, INC.

Date: July 16, 2007	By:	/s/ Craig A. Zabala
Craig A. Zabala Chief Executive Officer